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                                                                  EXHIBIT 23.2

          CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-136650) of Neutron Enterprises, Inc. of our report dated March 3, 2006 and March 22, 2005 relating to the financial statements of Neutron Enterprises, Inc., which appears in this Annual Report on Form 10-K.

/s/ Staley Okada and Partners

Chartered Accountants
Vancouver, B.C.
April 2, 2007